This is filed pursuant to Rule 497(e).
THE ALLIANCE BOND FUNDS
  Alliance U.S. Government Portfolio   002-48227 and 811-02383
  Alliance Quality Bond Portfolio      002-48227 and 811-02383
  Alliance Corporate Bond Portfolio    002-48227 and 811-02383
  Alliance High Yield Fund             333-18505 and 811-09160
  Alliance Global Strategic Income
    Trust                              033-63797 and 811-07391
  Alliance North American Government
    Income Trust                       033-45328 and 811-06554
  Alliance Global Dollar Government
     Fund                              033-72460 and 811-08188
  Alliance Multi-Market Strategy Trust 033-39350 and 811-06251

ALLIANCE CAPITAL [LOGO] (R)

                     THE ALLIANCE BOND FUNDS
                       Alliance U.S. Government Portfolio
                       Alliance Quality Bond Portfolio
                       Alliance Corporate Bond Portfolio
                       Alliance High Yield Fund
                       Alliance Global Strategic Income Trust
                       Alliance North American Government
                         Income Trust
                       Alliance Global Dollar Government Fund
                       Alliance Multi-Market Strategy Trust
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Supplement dated July 1, 2001 to the Prospectus of The Alliance Bond Funds that offers the Class A, B, and C shares of the Alliance U.S. Government Portfolio, the Alliance Quality Bond Portfolio, the Alliance Corporate Bond Portfolio, the Alliance High Yield Bond Fund, the Alliance Global Strategic Income Trust, the Alliance North American Government Income Trust, the Alliance Global Dollar Government Fund and the Alliance Multi-Market Strategy Trust dated March 1, 2001 and the Prospectuses that offer the Advisor Class shares of the U.S. Government Portfolio, the Corporate Bond Portfolio, Quality Bond Portfolio, and the Global Strategic Income Trust dated March 1, 2001, and the Prospectus that offers the Advisor Class shares of the High Yield Portfolio dated November 1, 2001.

This Supplement supersedes certain information contained in the Prospectus.

Householding

         Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, effective September 1, 2001 all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call Alliance Global Investor Services at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Privacy

         Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

         It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

Portfolio Manager For Alliance High Yield Fund

         Michael A. Snyder joins Gregory R. Dube as Portfolio Manager of Alliance High Yield Fund. Mr. Snyder is a Senior Vice President of ACMC since May 2001. Previously, he was Managing Director in the high yield asset management group at both Donaldson, Lufkin, & Jenrette Corporation from 1998 to 2001 and Bear Stearns & Co. from 1997 to 1998. Prior thereto, Mr. Snyder was a Senior Vice President at Prudential Capital.

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.






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